UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2014

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of Americas, 30th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 14, 2014, Sequential Brands Group, Inc. (“Sequential”) will be presenting an overview of Sequential’s business and recent developments at ICR Xchange Conference 2014 (the “ICR Presentation”), to be held January 13-15, 2014, at the JW Marriott Orlando Grande Lakes, 4040 Central Florida Parkway, Orlando, Florida. The ICR Presentation is attached as Exhibit 99.1 to this report and has been posted on Sequential’s web site located at www.sequentialbrandsgroup.com.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this current report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Sequential, whether made before or after the date hereof, regardless of any general incorporation language of such filing.

Item 9.01. Financial Statements and Exhibits

(a) Exhibits.

Exhibit Number	Description

99.1	ICR Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: January 13, 2014	By:	/s/ Gary Klein
Gary Klein
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	ICR Presentation